Subsequent Events (Details) - Subsequent Event [Member]		1 Months Ended
	Nov. 02, 2018	Oct. 24, 2018	Oct. 03, 2018
Subsequent Events (Textual)
Percentage of issued and outstanding common stock			77.00%
Description of convertible loan agreement		The Company entered into a convertible loan Agreement with Auctus Fund, LLC, a Delaware limited liability company, thereby securing a $250,000 loan for preparing the Company’s S/1 and an additional $250,000 once the S/1 is filed in order to proceed with the Company’s secondary offering.
Description of compensation arrangements	The board voted to compensate each of Dr. Platt and Mr. Soderquist in form of a monthly salary of $6,000, as of October 1, 2018, while the Company’s non-employee Directors will be compensated with 1,000 shares per board meeting as of November 2018.